SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            December 8, 2004

CBL & Associates Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12494	62-1545718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CBL Center, 2030 Hamilton Place Blvd., Suite 500 Chattanooga, Tennessee		37421
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (423) 855-0001

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

On December 10, 2004, CBL & Associates Properties, Inc. (the “Company”) amended its Certificate of Incorporation by filing a Certificate of Designations relating to 7.375% Series D Cumulative Redeemable Preferred Stock.  A copy of the Certificate of Designations is incorporated by reference to the Registrant’s Registration Statement on Form 8-A, as filed with the Commission on December 10, 2004.

Item 7.01.  Regulation FD Disclosure

The information contained in Exhibit 99.1 being furnished pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On December 8, 2004, the Company issued a press release relating to the pricing of an offering of $175 million aggregate principal amount in depositary shares representing 1/10th fractional interest of a share of 7.375% Series D Cumulative Redeemable Perpetual Preferred Stock (the “Offering”).  The Company also granted the underwriters a 30-day option to purchase up to $26.25 million aggregate principal amount of additional shares to cover over allotments.  The Company intends to use net proceeds from the offering for its general corporate purposes, including funding future developments, expansions, acquisitions and repayment of debt.

This press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full.

Item 8.01.  Other Events

On December 13, 2004, Willkie Farr & Gallagher LLP delivered its legality opinion with respect to the Offering.  A copy of this opinion is attached hereto as Exhibit 5.1.

On December 13, 2004, Willkie Farr and Gallagher LLP delivered its opinion with respect to the tax matters of the Offering.  A copy of this opinion is attached hereto as Exhibit 8.1.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of business acquired

None

(b)  Pro forma financial information

None

(c)  Exhibits:

3.1

Certificate of Designations for the 7.375% Series D Cumulative Redeemable Preferred Stock (incorporated by reference to the Registrant’s Registration Statement of Form 8-A, as filed with the Commission on December 10, 2004).

5.1	Opinion of Willkie Farr and Gallagher LLP with respect to legality.

8.1	Opinion of Willkie Farr and Gallagher LLP with respect to tax matters.

23.1	Consent of Willkie Farr and Gallagher (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto).

99.1	Press Release, dated December 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John Foy
	Name:	John Foy
	Title:	Vice Chairman of the Board and Chief Financial Officer

December 13, 2004

EXHIBIT INDEX

Exhibit No.	Description
3.1

Certificate of Designations for the 7.375% Series D Cumulative Redeemable Preferred Stock (incorporated by reference to the Registrant’s Registration Statement of Form 8-A, as filed with the Commission on December 10, 2004).

5.1	Opinion of Willkie Farr and Gallagher LLP with respect to legality.

8.1	Opinion of Willkie Farr and Gallagher LLP with respect to tax matters.

23.1	Consent of Willkie Farr and Gallagher (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto).

99.1	Press Release, dated December 8, 2004.